UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2004

Inhibitex, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50772	74-2708737

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1165 Sanctuary Parkway, Suite 400 Alpharetta, GA		30004

(Address of Principal Executive Offices)		(Zip Code)

(678) 746-1100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release dated August 3, 2004.

Item 12. Results of Operations and Financial Condition.

On August 3, 2004, Inhibitex, Inc. issued a press release announcing its financial results and related information for the second quarter. A copy of the press release outlining these results is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information under Item 12 of this report, including the related information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such information shall not be incorporated by reference into any registration document or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc. (Registrant)

Date: August 4, 2004	By:	/s/ Russell H. Plumb Russell H. Plumb, Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Press release announcing Inhibitex, Inc.’s financial results for the second quarter ended June 30, 2004, issued August 3, 2004.